Mar. 31, 2025
SMALLCAP WORLD FUND INC
1.	The first paragraph in the “Principal investment strategies” section of the statutory prospectus is amended to read as follows:

Principal investment strategies The fund’s investment objective is to provide you with long-term growth of capital. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ prior written notice to shareholders. Normally the fund invests at least 80% of its net assets in common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations, including growth-oriented stocks. This policy is subject to change only upon 60 days’ prior written notice to shareholders. The investment adviser currently defines “small market capitalization” companies to be companies with market capitalizations within or below the capitalization range of companies included in the MSCI ACWI Small Cap Index or the Russell 2000 Index, measured based on the maximum market capitalization of companies in either index within the last 12 months. As of January 31, 2025, the largest company in the MSCI ACWI Small Cap Index had a market capitalization of approximately $23.7 billion and the largest company in the Russell 2000 Index had a market capitalization of approximately $16.0 billion. The market capitalization of the companies included in the MSCI ACWI Small Cap Index and the Russell 2000 Index will change with market conditions. The investment adviser has periodically reevaluated and adjusted this definition and may continue to do so in the future. The fund may continue to hold securities of a portfolio company that subsequently appreciates above the small market capitalization threshold. Under normal circumstances, the fund will invest a significant portion of its assets outside the United States, including in emerging markets.

Keep this supplement with your prospectus.